Exhibit 10.1
SCHEDULE A

MANAGERS

Sonesta Gatehall Drive LLC, a Maryland limited liability company
Sonesta International Hotels Corporation, a Maryland corporation
Sonesta Morris Plains LLC, a Maryland limited liability company

SCHEDULE B

OWNERS

Cambridge TRS, Inc., a Maryland corporation
HPT CY TRS, Inc., a Maryland corporation
HPT TRS IHG-2, Inc., a Maryland corporation
HPT TRS MRP, Inc., a Maryland corporation
SVC Gatehall Drive TRS LLC, a Maryland limited liability company
SVC Morris Plains TRS LLC, a Maryland limited liability company

SCHEDULE C
HOTELS

	Trade Name and Street Address	Landlord	Owner	Manager
1.	Sonesta Select Phoenix Camelback 2101 East Camelback Road Phoenix, AZ	Service Properties Trust	HPT CY TRS, Inc.	Sonesta International Hotels Corporation
2.	Sonesta ES Suites Wilmington - Newark 240 Chapman Road Newark, DE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
3.	Sonesta ES Suites Detroit Warren 30120 North Civic Center Blvd. Warren, MI	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation
4.	Sonesta Simply Suites Parsippany Morris Plains 100 Candlewood Drive Morris Plains, NJ	HPT IHG-2 Properties Trust	SVC Morris Plains TRS LLC	Sonesta Morris Plains LLC
5.	Sonesta ES Suites Parsippany Morris Plains 3 Gatehall Drive Parsippany, NJ	HPTMI Properties Trust	SVC Gatehall Drive TRS LLC	Sonesta Gatehall Drive LLC
6.	Sonesta ES Suites Cincinnati - Blue Ash 11401 Reed Hartman Highway Blue Ash, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Sonesta International Hotels Corporation
7.	Sonesta ES Suites Charleston 200 Hotel Circle Charleston, WV	HPTMI Properties Trust	HPT TRS MRP, Inc.	Sonesta International Hotels Corporation

SCHEDULE D
MANAGEMENT AGREEMENTS
1.Second Amended, Restated and Consolidated Master Management Agreement for Retained Hotels, dated as of August 1, 2025, by and among Sonesta International Hotels Corporation, as manager, and Cambridge TRS, Inc., HPT CY TRS, Inc., HPT TRS IHG-2, Inc. and HPT TRS MRP, Inc., as owners, as amended and assigned. [5 Hotels]
2.Second Amended and Restated Management Agreement, dated as of August 1, 2025, by and between Sonesta Gatehall Drive LLC, as manager, and SVC Gatehall Drive TRS LLC, as owner, as amended. [Sonesta ES Suites Parsippany Morris Plains]
3.Amended and Restated Management Agreement, dated as of August 1, 2025, by and between Sonesta Morris Plains LLC, as manager, and SVC Morris Plains TRS LLC, as owner, as amended. [Sonesta Simply Suites Parsippany Morris Plains]